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                                                                  EXHIBIT 10.21

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


         FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Registration Agreement') dated as of March __, 1995, between EDUCATIONAL MEDICAL, INC., a Delaware corporation (the "Company") and the persons named in Schedule I and II attached to this Agreement (each of such persons being referred to individually and as "Investor" and collectively referred to as the "Investors").

                             PRELIMINARY STATEMENT

         The undersigned parties desire to amend the Registration Agreement pursuant to Section 13 of the Registration Agreement to provide that Sirrom Capital Corporation ("Sirrom"), a Tennessee corporation, shall become a party to the Registration Agreement.

         NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the parties agree as follows:

         1. Sirrom shall have the same rights as a Warrant Investor pursuant to the terms of the Registration Agreement as such term is defined in the Registration Agreement.

         2. Sirrom agrees to be bound by all of the terms and conditions of the Registration Agreement applicable to a Warrant Investor effective the date of the execution of this First Amendment.

         3. Schedule II of the Registration Agreement is amended to reflect Sirrom as a Warrant Holder with the right to purchase up to 185,000 shares of common stock of the Company as set forth in Exhibit "A" attached hereto and made a part hereof.

         4. The definition of Restricted Securities in Section 1 of the Registration Rights Agreement is amended to add the clause "the Stock Purchase Warrant issued to Sirrom Capital Corporation dated March 31, 1995," after the clause "The Preferred Stock Investors' Securities, the Warrants,".

         IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        EDUCATIONAL MEDICAL, INC.


                                        By: /s/ Morris C. Brown
                                            -----------------------------
                                        Name:  Morris C. Brown
                                               --------------------------
                                        Title:   Secretary
                                               --------------------------
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                                        STATE EMPLOYEES' RETIREMENT FUND OF THE
                                        STATE OF DELAWARE

                                        By:      Pecks Management Partners,
                                                 Ltd., its Investment Adviser


                                                 By:
                                                     -----------------------
                                                     Robert J. Cresci
                                                     Managing Director

                                        TRUST FOR DEFINED BENEFIT PLAN OF ICI
                                        AMERICAN HOLDINGS INC.

                                        By:      Pecks Management Partners,
                                                 Ltd., its Investment Adviser


                                                 By:
                                                     -----------------------
                                                     Robert J. Cresci
                                                     Managing Director

                                        SPROUT CAPITAL V


                                        By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                        SPROUT TECHNOLOGY FUND, L.P.


                                        By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                        DLJ VENTURE CAPITAL FUND II, L.P.


                                        By:
                                                 ---------------------------
                                                 Name:



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                                                 Title:

                                        LAWRENCE, TYRRELL, ORTALE & SMITH

                                        By:
                                                 ---------------------------
                                                 Name:
                                                 Title:


                                        SIRROM CAPITAL CORPORATION


                                        By:
                                                 ---------------------------
                                                 Name:
                                                 Title:





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